Exhibit 10.35(c)

September 25, 2003

Aames Capital Corporation
350 S. Grand Avenue40thFloorLos
Angeles, CA 90071

Attn: Jon Van Deuren

Re: Revolving Credit and Security Agreement

Dear Ladies and Gentlemen:

Reference is hereby made to that Revolving Credit and Security Agreement by and between Countrywide Warehouse Lending (“Lender”), Aames Capital Corporation and Aames Funding Corporation (collectively “Borrower”) dated June 26, 2003 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Lender and Borrower hereby extend the Term of the Agreement to October 31, 2003, (the “Extension”), at which time the Agreement will expire.

Nothing herein shall affect the rights and remedies of Lender under the Agreement and all terms and conditions of the Agreement remain in full force and effect during the Extension. This letter agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflicts of laws.

Please acknowledge your agreement to the terms and conditions of this letter by signing in the appropriate space below and returning a copy of the same to the undersigned. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,

COUNTRYWIDE WAREHOUSE LENDING
As Lender

By:	_____________________________
Thomas C. Williams
President

AGREED TO AND ACCEPTED BY:		AGREED TO AND ACCEPTED BY:

Aames Capital Corporation		Aames Funding Corporation
As Borrower		As Borrower

By:	_____________________________	By:	_____________________________
Name:		Name:
Title:		Title: